UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: August 14, 2006)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                   1-11871                  11-3312952
    ----------------------     ---------------------   -------------------------
       (State or other              (Commission             (I.R.S. Employer
         jurisdiction               File Number)           Identification No.)
      of incorporation)

150 East 58th Street, Suite 3238                                 10155
New York, New York
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 16, 2006



ITEM 7.01  REGULATION FD DISCLOSURE

         On August 14, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that it wholly owned subsidiary, Commodore Advanced Sciences, Inc., has been awarded an Advanced Remediation Demonstration Phase 1 contract by the Department of Energy's Environmental Management Office for the separation of radioactive (surrogate) and RCRA heavy metals from sludges and other waste matrices.

A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated August 14, 2006.


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

         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  August 16, 2006                   By:      /s/ James M. DeAngelis
                                                  -------------------------
                                                  James M. DeAngelis
                                                  Senior Vice President and
                                                  Chief Financial Officer

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


                                  EXHIBIT INDEX


         Exhibit No.
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            99.1         Press Release dated August 14, 2006 issued by Commodore
                         Applied Technologies, Inc.





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